UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2009

China Energy Recovery, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53283 (Commission File Number)	33-0843696 (IRS Employer Identification No.)

7F, No. 267 Qu Yang Road Hongkou District Shanghai, China (Address of principal executive offices)	200081 (Zip Code)

Registrant’s telephone number, including area code (86) 021 5556-0020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition

On August 13, 2009, China Energy Recovery, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 is being furnished, not filed, under Item 2.02, "Results of Operations and Financial Condition" in accordance with General Instructions B of Form 8-K..

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated August 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Energy Recovery, Inc.
Date: August 14, 2009	By:	/s/ Qinghuan Wu
Qinghuan Wu
Chief Executive Officer